Enochian
BioSciences

Elegant Simplicity: Integrating Diverse Scientific Approaches to Develop Cures

www.enochianbio.com

FORWARD-LOOKING STATEMENTS

Certain statements in this presentation that are not strictly historical in nature, regarding our future operations, strategy, potential regulatory treatment, acceptance or changes, preclinical opportunities or activities, potential commercial sales, or outcomes of later clinical trials, among other topics, are "forward-looking statements" for the purposes of federal securities laws. All statements other than statements of historical fact included in this presentation are forward-looking statements, which may be identified by the use of forward-looking terminology such as "believes," plans," "expects," "aims," "intends" or similar expressions, although not all forward-looking statements contain such identifying words. These forward-looking statements are predictions and expectations of future events based on currently available information and assumptions drawn from currently available information. Be advised that these forward-looking statements are subject to a number of known and unknown risks and uncertainties, many of which are difficult to predict or out of our control, including the success or efficacy of our pipeline, as well as other factors discussed under the heading "Risk Factors" in Enochian's most recently filed Annual Report on Form 10-K and other filings with the SEC. Actual future events, outcomes or results may differ materially from those projected in any of such forward-looking statements due to the occurrence of such uncertainties or the failure of such forward-looking statements' underlying assumptions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements, expressed or implied, oral or written, are expressly qualified in their entirety by this cautionary statement. Except as otherwise required by applicable law, Enochian undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof.

TECHNOLOGY PLATFORMS

Potential to accelerate and maximize efficiencies/costs in pre-clinical, clinical, regulatory, product development, production, distribution, marketing, reimbursement



Hijack RNA
HIV treatment or cure (HV-31)
HBV cure (HB-01)
Coronavirus Treatment (CV-01)
Coronavirus Prophylaxis (CV-11)
Influenza treatment (FL-01)
Influenza prophylaxis (FL-11)

ENOB-CV-01 Hijack RNA Mechanism of Action


ENOB-CV-01 pDNA in Lipid Nano Particle
Cells in Nose, Mouth, and Lungs infected with SARS-CoV-2
Cells in Nose, Mouth, and Lungs NOT infected with SARS-CoV-2
Nucleus
Cell Suicide via Diptherium Toxin A
ENOB-CV-01 mRNA with reverse Diptheria Toxin A
SARS CoV 2 RdRp
+
Diptherium Toxin A
Nucleus
ENOB-CV-01 pDNA lasts as long as cells are alive.
Nose and Mouth: 6 - 8 months
Lung: 17 months

Allogenic Cellular Therapies

- HIV Therapeutic Vaccine (HV-12)
- HIV Natural Killer and Gamma Delta T-cell Treatment or Cure (HV-21)
- Off the Shelf Dendritic Cell Vaccine for Multiple Solid Tumors (DC-11)**

***First target pancreatic cancer*

STRATEGY: LEVERAGE SCIENTIFIC APPROACHES TO CREATE "MULTIPLE SHOTS ON GOAL" & NEW INTELLECTUAL PROPERTY

Combining novel cell, gene and immunotherapy to build a diverse pipeline across and within diseases to allow for better business decisions to sell, sub-license, partner or manufacture and maximize patient impact and shareholder value.



Develop pipeline of HIV treatments/cures
Develop pipeline of Hepatitis B (HBV) treatments/cures
Enochian's Ground Breaking Science
Develop pipeline for Pan-SARS-CoV & Pan-Influenza treatment/prophylaxis
Sell or sub-license to maximize impact and value
Develop pipeline of oncology treatments/cures

EXPERIENCED LEADERSHIP:
BOARD OF DIRECTORS – *Composition of members 88% Diverse*



Rene Sindlev
Chairman



Mark Dybul, MD
Chief Executive Officer
& Director



Jayne McNicol
Director



Gregg Alton, JD
Director



James Sapirstein, RPh, MBA
Director



Carol Brosgart, MD
Director



Carl Sandler
Director



Henrik Grønfeldt –Sørensen
Director

Bios are available at www.enochianbio.com

EXPERIENCED LEADERSHIP: MANAGEMENT TEAM – *Composition of Team: 100% Diverse*



Mark Dybul, MD
Chief Executive Officer & Director



Luisa Puche
Chief Financial Officer, Corporate Secretary



Tung Nguyen
Head of Molecular Biology



Lu Chen, PhD
Head of Product Development & CMC

DEEP SCIENTIFIC EXPERTISE:
Scientific Advisory Board Members

David Hardy, MD
Chairperson; Senior Director of Evidence-based Practices and HIV/primary care provider, Whitman-Walker Health; Adjunct Professor of Medicine, Johns Hopkins University School of Medicine

Hans-Peter Kiem, MD, PhD
Director, Stem Cell & Gene Therapy Program, Fred Hutchinson Cancer Research Center, Seattle, WA; Vice-Chairperson of the American Society for Gene and Cell Therapy and American Society of Hematology

Fabien Zoulim, MD, PhD
Clinical Professor of Medicine at Lyon University; Medical Director, Hepatology Department, Hospices Civils de Lyon; and Scientific Director, Department of Immunology and Virology, INSERM Unit 1052, France

Anna Suk-Fong Lok, MD
Dr. Lok is the Alice Lohrman Andrews Research Professor in Hepatology and Director of Clinical Hepatology at Michigan Medicine, and the Assistant Dean for Clinical Research at University of Michigan Medical School. Dr. Lok is a leading clinical researcher who has published more than 550 papers on viral hepatitis and liver diseases.

Steven Deeks, MD
Professor of Medicine in Residence, University of California, San Francisco; Faculty member, Division of HIV, Infectious Diseases and Global Medicine, Zuckerberg San Francisco General Hospital

Carol Brosgart, MD
Chairperson; Member of the Enochian BioSciences Board of Directors; Clinical Professor of Medicine, Biostatistics and Epidemiology, University of California, San Francisco

Peter Revill, PhD
Senior Medical Scientist, Victorian Diseases Reference Laboratory, Royal Melbourne Hospital, Peter Doherty Institute for Infection and Immunity, Melbourne, Australia

Richard Whitley, MD
Distinguished Professor, University of Alabama Birmingham, is a leading basic and clinical researcher who has published more than 380 scientific articles.

Bios available at: www.enochianbio.com

DEEP SCIENTIFIC EXPERTISE:
Strategic Research Collaborations

Strong expertise in the field of gene therapy, HIV and immuno-oncology focusing on developing transformative, multi-indication, platform drugs to change the standard of care of HIV/AIDS and cancer

Dong Sung An, MD, PhD
Professor, UCLA, Los Angeles, CA

Kathryn Bar, MD
Assistant Professor and Director, Virus Reservoir Core of the Center for AIDS Research, University of Pennsylvania

Timothy Block, PhD
Co-Founder & President, Hepatitis B Foundation & Baruch S. Blumberg Institute, Doylestown, PA

Tae-Wook Chun, PhD
Principal Investigator, NIAID, NIH, Bethesda, MD

Philippe Gallay, PhD
Professor of Immunology, the Scripps Research Institute, San Diego, CA

Hans-Peter Kiem, MD, PhD
Director, Stem Cell & Gene Therapy Program, Fred Hutchinson Cancer Research Center, Seattle, WA; Vice-Chairperson of the American Society for Gene and Cell Therapy and American Society of Hematology

Ana Jewett, PhD
Professor & Director of Tumor Immunology, UCLA, Los Angeles, CA

Luis Martinez-Sobrido, PhD
Professor, Texas Biomedical Research Institute, San Antonio, TX

Bios Available At: www.Enochianbio.com

KEY BENCHMARKS REACHED WITHIN 3 YEARS OF NEW MANAGEMENT AND ESTABLISHING R&D CAPACITY

INTERACT June 2017 for potential outpatient autologous transplants for potential cure of HIV (ENOB-HV-01); potential human trials in 2022

Pre-IND for potential cure HBV – Completed with FDA response; potential for clinical trials to begin in 2022

Pre-IND for potential cellular cure of HIV (NK-DGT; ENOB-21) – *Completed* with FDA response; potential for clinical trails to begin in 2022

Pre-IND one step (request and package) submitted for potential pan-SARs-CoV inhaled treatment; potential for clinical trails to begin in 2022

ENOCHIAN BIOSCIENCES AT A GLANCE

Headquartered in Los Angeles, CA

Uplisted to Nasdaq in December 2018 (Ticker: ENOB)

Year-End: June 30th

Market Cap $ 411.5M;

Share Price of $7.91 as of December 16, 2021

(Source Nasdaq.com)

The Company has raised total cash to date of $72.0M*

*Private placement at acquisition of $30.6M + $6.2M in Notes Payable + $29M of Direct Offering + $1.2M of LPC equity draw + $5M private placement

Total Funds Available to the Company:

- $19M LPC Purchase Agreement
- $21M remaining of Active S-3 Shelf Registration

INTELLECTUAL PROPERTY

	PATENT TITLE	LINK TO PATENT/ APPLICATION NO.
HV-01	METHODS AND COMPOSITIONS FOR NON-MYELOABLATIVE BONE MARROW RECONSTITUTION	HTTPS://USPTO.REPORT/PATENT/APP/20190269734.
HV-11/12	ALLOGENEIC T-CELL-BASED HIV VACCINE TO INDUCE CELLULAR AND HUMORAL IMMUNITY	HTTPS://USPTO.REPORT/PATENT/APP/20210030795
HV-21	ACTIVATED LYMPHOCYTIC CELLS AND METHODS OF USING THE SAME TO TREAT CANCER AND INFECTIOUS CONDITIONS	HTTPS://USPTO.REPORT/PATENT/APP/20210008110
HB-01; HV-31; CV-01; FL-01	COMPOSITIONS AND METHODS FOR TREATING VIRAL INFECTIONS	IAN: PCT/US2020/048370 IPN: WO 2021/041787 A1; PUBLISHED 4 MARCH 2021
CV-11	COMPOSITIONS AND METHODS FOR TREATING AND PREVENTING CORONAVIRUS INFECTIONS	U.S. PROVISIONAL APPLICATION NO. SERIAL NO. 63/157,676 FILED MARCH 6, 2021
DC-11	METHODS AND COMPOSITIONS USING RECOMBINANT DENDRITIC CELLS FOR CANCER THERAPY	HTTPS://USPTO.REPORT/PATENT/APP/20200016250

Enochian BioSciences



PAN-SARS-CoV AND INFLUENZA VIRUS TREATMENT AND PROPHYLAXIS

TARGET PRODUCT PROFILE

- Pan-SARS-CoV
- Easy to administer
- One dose to three doses
- No freezer requirements
- Short-term to prevent spread AND long-term prevention/prophylaxis

NOVEL MECHANISM OF ACTION

The Hijack RNA product targets a region of Coronavirus that is conserved across SARS-CoV-1 and SARS-CoV-2

Penetration of respiratory epithelial cells and remain there until:

- Natural death/cell turnover
- A virus entering the cell

Respiratory epithelial cells have a life span of:

- 17 months in the lung
- 6 months in the trachea

Delivery of Hijack RNA by aerosol could:

- Kill all infected cells limiting illness and spread (e.g., Delta)
- Every 6 – 17 months administration could prevent every coronavirus infection including SARS-CoV-2 and the cause of 20 percent of common colds

RESULTS *IN VITRO* AND IN MICE WITH SARS-CoV-2 INFECTED TISSUES TRANSPLANTS

- Hijack RNA expression has no effect on uninfected cells.
- SARS-CoV-2 infection was eradicated from Vero cell cultures 48h after AAV transduction.


HIJACK RNA EFFECTS ON
UNINFECTED CELLS
TIME (H)


SARS-COV-2 INFECTED CELL PERCENTAGE
IN VERO CELL CULTURES
No treatment
Test AAV
GFP AAV
AAV
TIME (H)

- SARS-CoV-2 was not visible within 6 days after intravenous treatment
- *No toxicity or relapse of infection observed as of week 5 post-treatment*


"Hijack RNA" Treatment with AAV on Day 1 *
Day 2
Day 3
Day 4
Day 5
Day 7
AAV Control Treatment on Day 1 *

* Representative of 9 mice per arm

RESULTS IN MICE WITH RECEPTOR FOR SARS-CoV-2 (ACE-2)

By 48 hours, No Evidence of Virus


Day 2
Day 3
Day 4
Day 6
AAV without Hijack RNA
AAV with Hijack RNA

CONCLUSION



An aerosol treatment targeting pulmonary epithelial cells could provide pan-SARS-CoV treatment and a long-term durable and easy-to-administer pre- or post-exposure prophylaxis, effectively "ambushing" and killing SARS-CoV-2 immediately upon infection.

OUR MODEL: OPERATION "WARP SPEED"

- Simultaneous, non-linear model; **One-Step Pre-IND submitted**
- Research and FDA approve—products Commercial Producers identified
- Product Distributors and Reimbursement Partners Identified
- Pursuing Non-Dilutive Capital

Enochian BioSciences

Influenza Treatment

Presented by Dr. Serhat Gumrukçu at ASGCT, 2020

INFLUENZA TREATMENT

Tamiflu: 1999-2016 $20 billion revenue – peak $3 Billion

2017

1999–2016

Generic; total market expected to reach $940 million 2027



Source: https://www.transparencymarketresearch.com/tamiflu-oseltamivir-phosphate-market.html

HIJACKING INFLUENZA POLYMERASE

Results in several strains show rapid death of all infected, but not uninfected cells

Targeted region conserved in every pandemic threat since 1918


H1N1-Infected Cell Percentage
H1N1
H1N1 + Test AAV
AAV
%
TIME (H)
H3N2-Infected Cell Percentage
H3N2
H3N2 + Test AAV
AAV
%
TIME (H)
Influenza B-Infected Cell Percentage
Infl B
Infl B + Test AAV
AAV
%
TIME (H)

Enochian
BioSciences

HEPATITIS B VIRUS PROGRAM

Pre-IND Meeting Already Accepted

WHY DO WE NEED A CURE FOR HBV?

Despite the existence of a highly effective vaccine, there are:



~296 million [1]
Living with chronic HBV worldwide in 2019

~1.5 MILLION [1]
Infected with HBV worldwide Every Year

~820 Thousand [1]
HBV related deaths worldwide Every Year

Short Term Market

~2.4 MILLION [2]
People living with chronic HBV in the U.S.

~13.3 MILLION [3]
People living with chronic HBV in Europe

~4.3 MILLION [4]
People living with chronic HBV in Middle East

~127 MILLION [5,6]
People living with chronic HBV in India and China

Gilead purchased global rights for Hepatitis C virus (HCV) cure for $11 billion;
177 million people are living with HCV globally; *half as many as HBV*; peak sales $33 billion

See data source slides

TARGET PRODUCT PROFILE

- Two dose treatment
- High probability of eliminating all HBV rapidly ("seek and kill"), versus interrupting replication and slow reduction of ccc-DNA
- Applicable for early disease to maximize impact
- Low risk of toxicity

RESULTS IN MICE TRANSPLANTED WITH INFECTED TISSUE

- On day 8 there was no visible signal in mice treated with the test vector. Daily growth of target cells was observed in controls.
- No general health-related adverse events observed in test-vector treated mice.
- No liver or treatment-related toxicity was observed in test vector-treated mice or recrudescent xenograft growth by day 30.


TEST
Day2
Day 3
Day 4
Day 5
Day 8
CONTROL


TEST
CONTROL
Bioluminescence ROI (e7)
20
15
10
5
0
DAY 2
DAY 3
DAY 4
DAY 5
DAY 8

FIGURE 6: IN VIVO XENOGRAFT KILLING KINETIC. A: Daily bioluminescence measurements in TEST versus CONTROL AAV-treated mice, starting day 2 post-AAV administration. B: Graph of bioluminescence ROI (e^7) of TEST versus CONTROL AAV-treated mice.

SUMMARY OF KEY ENOB-HB-01 RESULTS AND NEXT STEPS

Results

- Mean cell death in a variety of HBV-producing cells was 92% by day 4; No cell death in non-HBV-producing cells
- *in vivo* studies confirm that HBV Hijack RNA induce cell death
- Data presented at HEP DART December 2019 – *selected as one of the best new therapies/ novel strategies* – and the 2020 annual conference of the American Society of Gene and Cell Therapy

Next Steps

- Results from studies in chimeric mice (gold standard) expected near-term
- Pre-IND written comments received; Potential IND/human studies 2022

Enochian BioSciences

HIV PROGRAMS

WHY DO WE NEED A CURE AND VACCINE FOR HIV?



~38 MILLION [7]
Living with HIV worldwide in 2020

~1.5 MILLION [7]
Infected with HIV worldwide in 2020

~680 Thousand [7]
AIDS related deaths worldwide in 2020

~35 Thousand [8]
Diagnosed with HIV in the U.S. in 2019

Short Term Market

~1.2 MILLION [9]
People living with HIV in the U.S.

~2.6 MILLION [10]
People living with HIV in Europe

~7.8 MILLION [11]
People living with HIV in South Africa


ANTIRETROVIRAL THERAPY
ART USES DIFFERENT KINDS OF MEDICATION TO KEEP HIV FROM GROWING & MULTIPLYING

Antiretroviral Therapy (ART)

- Standard of Care for HIV Today
- Causes Bone and Kidney Damage

~$36,000 to $48,000 [12]
Yearly cost of ART in the US in 2018



~Half Trillion $ spent between 2000-2015 [13]
~ $35 billion/year USA [13]

HIV can be controlled with antiretroviral therapy or ART with taxing side effects & at significant cost to healthcare system; no effective cure currently exists for HIV/AIDS

HIV PIPELINES

Potential Goal: Narrow to two with best results and likely synergies for combination therapy and optimal commercial use, e.g. HV-11 + HV-31 or HV-21 + HV-31 +/- HV-01

Partnership, sublicense, or sale of others possible but with competition risk

Two Immunologic Enhancements	One "Seek and Kill"	One Genetic Modification to Prevent Infection of T-cells
• Therapeutic HIV Vaccine (ENOB-HV-12) • HIV NK/GDT Treatment (ENOB-HV-21) Pre-IND Accepted; FDA comments in near-term	• HIV Hijack RNA (ENOB-HV-31)	• HIV Autologous transplant (ENOB-HV-01) • INTERACT held

Enochian BioSciences

ENOB-HV-01

Autologous Human Peripheral Stem Cell Transplantation for Potential Cure of HIV

FDA INTERACT Meeting Already Held

ENOB-HV-01: *AUTOLOGOUS HUMAN PERIPHERAL STEM CELL TRANSPLANTATION FOR POTENTIAL CURE OF HIV*

HIV cure is not theoretical: *it has been proven*

- The "Berlin" and "London" patients are persons living with HIV who developed cancers that required allogeneic (cells from other people) bone marrow transplantation
- Both patients received transplanted cells from persons with a naturally occurring genetic mutation that limits expression of a key co-receptor (CCR5) on CD4+ T-cells – the principal target of HIV
- Both patients are "cured" of HIV
- However, allogeneic transplants kill one-third of patients and have significant risks of side effects: not an option for widespread use

ENOCHIAN'S "SPECIAL SAUCE"

Innovative, proprietary approach has potential to overcome failures

- Human peripheral stem cells express an important protein: ALDH-1
- Cells genetically modified to overexpress ALDH-1 are resistant to the chemotherapy agent cyclophosphamide
- Cells genetically modified to be resistant to HIV infection and to overexpress ALDH-1, could have a survival advantage in the presence of low-dose cyclophosphamide
- This survival advantage could allow Persons Living with HIV to replicate the success of the Berlin and London patients, potentially being cured from HIV
- Because the doses of cyclophosphamide would be lower than those used in other diseases, e.g. arthritis, the procedure could be done with limited risk on an outpatient basis

SUMMARY OF KEY ENOB-HV-01 RESULTS AND NEXT STEPS

Results

- *In vivo* increased genetically modified cells in peripheral blood by ~ 90%
- *In vivo* 163% increase in engrafted genetically modified cells in bone marrow

For context: Studies of genetically modified cells in peripheral or bone marrow cells are generally considered to be successful with an increase of 10%

Next Steps

- Based on those results; INTERACT meeting with FDA in June 2017

Enochian BioSciences

ENOB-HV-11/12

Preventive (HV-11) and Therapeutic (12)Vaccines

ALLOGENICITY AS AN IMMUNOLOGIC WEAPON

The entire immune response is designed to search and destroy things that are “other” – bacteria, virus, cancer

Diseases, especially those like HIV and cancer integrate themselves into the patient’s own cells, essentially evading the ability of the immune system

What Is The Cellular Therapy Product ENOB HV-12?



Genetically Modified of CD4 T Cells
Exposed to attenuated HIV put back
into patient
Apheresis
Donor
Recipient
Healthy Individual
(HLA Mismatched)
Person Living with
HIV
Transfection with
attenuated replication
deficient HIV
Isolation of
CD4 T Cells
Genetic Modification of
PBMCs with lentivirus

Cell Product: ENOB-HV-12

- CD4 T cells engineered to express to unique molecules
- Two genetic modifications with unique functions:

(1) CXCL13 – Enhances B cell activation and increases cross talk between B and T cells
(2) CD40L – Enhances T cell activation and increases cross talk between B and T cells

Clinical Effect of ENOB-HV-12

- CXCL13 and CD40Ligand will enhance antigen presentation and B cell activation
- Patients are then given gene modified cell therapy will have enhanced immune response against HIV

ENOB-HV-12 UPDATE & NEXT STEPS

Animals infected and on ART

Intervention planned for Q1 2022

Possible Preliminary date by end 2022

Enochian BioSciences

ENOB-HV-21

Therapy with Allogeneic NK and Gamma Delta T-cells

Commercial Investigator Initiated Pre-IND Submitted and Accepted; FDA Response Expected in Near- to Medium-Term

HV-21: ALLOGENEIC NK PLUS GAMMA DELTA T(GDT) CELLS AS POTENTIAL THERAPY FOR HIV

- GDT have been reported to be both a potential reservoir for, and effector T cells to kill, HIV-infected cells
- Allogenicity is a potent immuno-stimulator
- Allogeneic GDT could be a potential therapy for HIV, in particular patients who cannot tolerate ART
- Enochian owns license; under IRB-approved protocol Seraph Research Institute has treated 3 subjects (so not yet listed on Enochian pipeline); 2 with confounding factors
- SRI presented promising, preliminary results from the subject without confounding factors

CONTROL OF HIV WITHOUT ANTIVIRAL TREATMENT FOR 360 DAYS; A Lower Level of Virus than When With Antiviral Treatment


HIV RNA Log10
7
6
5
4
3
2
1
0
-5
0
6
14
30
100
115
145
175
211
245
280
340
400
430
DAYS

Presented at 2021 annual conference of the American Society of Gene and Cell Therapy at 255 days

NEXT STEPS

Commercially-sponsored, investigator-initiated Pre-IND completed; potential IND and human trials in 2022

Enochian BioSciences



ENOB-HV-31

HIJACK RNA

ENOB-HV-31 UPDATE & NEXT STEPS

- Similar "Hijack" RNA approach for other pipelines;
- potential to move quickly

- *In vitro* studies beginning near term;
- potential collaboration with leaders in the field

- Potential potent combination with ENOB-HV-12: to hyper stimulate immune system ***and*** seek and destroy infected reservoirs; and/or with HV-01; CRISPR/CAR-T

Enochian
BioSciences



ONCOLOGY PROGRAM

ENOB-DC-11: FIRST TARGET – PANCREATIC CANCER



No Good Treatment Options Beyond Stage I

~450,000 [14]
Cases per year worldwide

~60,000 [15]
Cases per year in the U.S.

~48,000 [15]
Deaths per year in the U.S.

~10% [15]
Survival rate at 5 years

Bristol-Myers Squibb's-wholly owned subsidiary Celgene's Abraxane has ~$1B+ in sales per year

See data source slides

Dendritic Cells Orchestrate the Immune Response



T-Cell
B-Cell
NK
DC

PUBLISHED REPORT OF A SIMILAR APPROACH: RECURRENT GLIOBLASTOMA WITH NO TUMOR NOW AT 24 MONTHS (15 AT PUBLICATION) *POTENTIALLY PROMISING FOR ONCOLOGY PIPELINE*

American Journal of Case Reports – Current Volume: 22, 2021

Allogenic Natural Killer and Cytomegalovirus (CMV)-pp65 Pulsed Dendritic Cells Induced Complete Response Through 24 Months in a Patient with Recurrent Glioblastoma: A Case Study

Authors: Serhat Gumrukcu, Tung X. Nguyen, Rachel L. White, Gregory T. Howell, Phillip Musikanth

Am J Case Rep 2021; 22:e931030

Next Steps

- Collaboration with Dr. Ana Jewett, UCLA, developer of mouse model to study pancreatic cancer
- *In vitro* studies in progress; *in vivo* planned for near-term
- *Potential for IND submission/enrollment in human trials in 2022*

Data Sources

[1] https://www.who.int/news-room/fact-sheets/detail/hepatitis-b

[2] https://www.hepb.org/what-is-hepatitis-b/what-is-hepb/facts-and-figures/

[3] https://www.euro.who.int/en/health-topics/communicable-diseases/hepatitis/data-and-statistics

[4] http://www.emro.who.int/health-topics/hepatitis-vaccine/disease-burden.html

[5] https://www.who.int/china/health-topics/hepatitis

[6] https://www.who.int/india/health-topics/hepatitis

[7] https://www.unaids.org/en/resources/fact-sheet

[8] Estimated HIV incidence and prevalence in the United States 2015–2019

[9] Diagnoses of HIV infection in the United States and dependent areas, 2019

Data Sources

[10] https://www.euro.who.int/en/health-topics/communicable-diseases/hivaids/hivaids

[11] https://www.unaids.org/en/regionscountries/countries/southafrica

[12] https://www.amfar.org/cost-of-hiv-rising/

[13] https://www.healthdata.org/news-release/first-long-term-study-finds-half-trillion-dollars-spent-hivaids

[14] https://www.wcrf.org/dietandcancer/pancreatic-cancer-statistics/

[15] https://www.cancer.net/cancer-types/pancreatic-cancer/statistics

Enochian
BioSciences


THANK YOU
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